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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                G.I. JOE'S, INC.
             (Exact name of registrant as specified in its charter)

              OREGON                                    93-0500948
      (State of incorporation or       (I.R.S. Employer Identification No.)
              organization)

                9805 S.W. BOEKMAN ROAD, WILSONVILLE, OREGON 97070
                    (Address of principal executive offices)


        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

        Securities Act registration statement file number to which this form relates: 333-61527

                Securities to be registered pursuant to Section 12(g) of the
Act:

                         COMMON STOCK, WITHOUT PAR VALUE
                                (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The material set forth in the section captioned "Description of Capital Stock" in the form of prospectus to be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with the Registrants' Registration Statement on Form S-1 (File No. 333-61527) filed with the Securities and Exchange Commission on August 14, 1998 (as amended, the "Registration Statement"), shall be deemed to be incorporated herein by this reference.

ITEM 2.  EXHIBITS.

EXHIBIT
   NO.                                    DESCRIPTION
------                                    ------------
   1.1      Amended and Restated Articles of Incorporation (filed as Exhibit 3.1 to the Registration Statement (defined above))

   1.2      Amended and Restated Bylaws (filed as Exhibit 3.2 to the Registration
            Statement)

   1.3      Form of Common Stock Certificate (filed as Exhibit 4.1 to the
            Registration Statement)



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                                   SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on December 23, 1998.


                                G.I. JOE'S, INC.


                            By: /s/ Norman P. Daniels
                               ------------------------------
                                Norman P. Daniels
                                Chairman of the Board, President
                                and Chief Executive Officer



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